FIRST FARMERS AND MERCHANTS CORPORATION
        816 South Garden Street, Columbia, Tennessee  38402-1148


                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                to be held on the 17th day of April, 2001

To the Stockholders of First Farmers and Merchants Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of First Farmers and Merchants Corporation will be held at the Memorial Building, 308 West 7th Street, Columbia, Tennessee 38401, on the 17th day of April, 2001 at 4:00 o'clock P.M., local time, for the following purposes:


1. Election of Directors: Election of sixteen (16) persons listed in the Proxy Statement dated March 26, 2001, accompanying the notice of said meeting.

2. Transacting such other business as may properly be brought before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on March 2, 2001, are entitled to notice of and to vote at the meeting.

     To assure that your shares are represented at the meeting, please mark, date, sign and promptly return the enclosed proxy. The proxy is revocable and will not affect your right to vote in person in the event you are able to attend the meeting.

     By order of the Board of Directors


                                   Martha M. McKennon
                                   Secretary

March 26, 2001

                 FIRST FARMERS AND MERCHANTS CORPORATION
                         816 South Garden Street
                    Columbia, Tennessee  38402-1148

                                 PROXY
                            March 26, 2001

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Stockholder of First Farmers and Merchants Corporation of Columbia, Tennessee do nominate, constitute, and appoint Edward A. Cox, Bettye Cornwell, and C. Allan Kerley or any of them with full power to act alone, my true and lawful representative with respect to all shares of Common Stock of First Farmers and Merchants Corporation which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders to be held on April 17, 2001, at 4:00 p.m., local time at the office of the Memorial Building, 308 West 7th Street, Columbia, Tennessee 38401, or any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows:


1.   Election of the sixteen (16) persons listed below as Directors:

     FOR all nominees listed below [ ]   AGAINST all nominees listed below [ ]
     (Except as marked to the contrary)

  Kenneth A. Abercrombie   W. J. Davis, Jr.         Waymon L. Hickman         Dan C. Wheeler
  James L. Bailey, Jr.     Tom Napier Gordon        Dr. Joseph W. Remke, III  Dr. David S. Williams
  Hulet M. Chaney          Edwin W. Halliday        T. Randy Stevens          David I. Wise
  H. Terry Cook, Jr.       Dr. O. Rebecca Hawkins   John P. Tomlinson, III    W. Donald Wright

    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE LISTED ABOVE, LINE THROUGH OR STRIKE OUT THE NOMINEE'S NAME.

2. At their discretion, Edward A. Cox and/or Bettye Cornwell and/or C. Allan Kerley are authorized to vote upon such other business as may properly come before the meeting.

    Management at present knows of no other business to be presented by or on behalf of its management at the meeting.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE.

     When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated the __________ day of __________, 2001

                                     _________________________________________

                                     _________________________________________
                                        (Signature of Shareholder)


No. of Shares _____   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

  ______ I will attend the meeting/reception.       ______ Number attending

  ______ I will not attend the meeting/reception.

                 FIRST FARMERS AND MERCHANTS CORPORATION
                        816 South Garden Street
                   Columbia, Tennessee  38402-1148

                              BALLOT
                          March 26, 2001



1.     Election of the sixteen (16) persons listed below as Directors:


  FOR all nominees listed below [ ]   AGAINST all nominees listed below [ ]
  (Except as marked to the contrary)

  Kenneth A. Abercrombie   W. J. Davis, Jr.         Waymon L. Hickman         Dan C. Wheeler
  James L. Bailey, Jr.     Tom Napier Gordon        Dr. Joseph W. Remke, III  Dr. David S. Williams
  Hulet M. Chaney          Edwin W. Halliday        T. Randy Stevens          David I. Wise
  H. Terry Cook, Jr.       Dr. O. Rebecca Hawkins   John P. Tomlinson, III    W. Donald Wright

  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE LISTED ABOVE, LINE THROUGH OR STRICK OUT THE NOMINEE'S NAME.


  Dated the _________ day of ____________, 2001


                                       ______________________________________


                                       ______________________________________
                                              (Signature of Stockholder)

No. of Shares ____________

                 FIRST FARMERS AND MERCHANTS CORPORATION
                         816 South Garden Street
                     Columbia, Tennessee  38402-1148


                             PROXY STATEMENT


                      ANNUAL MEETING OF STOCKHOLDERS

                 To Be Held on The 17th day of April, 2001

     The accompanying proxy is solicited by and on behalf of the Board of Directors of First Farmers and Merchants Corporation (the "Corporation") for use at the Nineteenth Annual Meeting of Stockholders to be held on the 17th day of April, 2001, and any adjournment thereof. The time and place of the meeting are set forth in the accompanying Notice of Meeting. All expenses of preparing, printing, and mailing the proxy and all materials used in the solicitation thereof will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph by directors, officers, and other personnel of the Corporation or its affiliate, none of whom will receive additional compensation for such services. The Corporation will also request custodians and nominees to forward soliciting materials to the beneficial owners of stock held of record by them and will pay reasonable expenses of such persons for forwarding such material. The date on which this Proxy Statement and the accompanying proxy are first being mailed to stockholders of the Corporation is the 26th day of March, 2001.


                            PURPOSES OF THE MEETING

     The Annual Stockholders' Meeting will be held for the purposes of (i) electing directors and (ii) transacting whatever business may properly be brought before the meeting or any adjournment thereof.


                               QUORUM AND VOTING

     At the closing of business on March 2, 2001, the Corporation had issued and outstanding 2,920,000 shares of its common stock. Only holders of record of Common Stock of the Corporation at the close of business on March 2, 2001, (the "Record Date"), are entitled to notice of and to vote on matters to come before the Annual Meeting or any adjournment thereof.

     The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock of the Corporation entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or any adjournment thereof. A stockholder is entitled to one vote in person or by proxy at the Annual Meeting for each share of Common Stock of the Corporation held of record in his/her name.

     In each case where the stockholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his/her specifications. Stockholders may designate a person or persons other than those named in the enclosed proxy to vote their shares at the Annual Meeting or any adjournment thereof. As to any other matters of business which may be brought before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same in the best interests of the Corporation, but management does not know of any other matter of business. Any stockholder has the power to revoke his/her proxy at any time, insofar as it has not been exercised, by written notice or subsequently dated proxy, received by the Corporation, or by revocation given by the stockholder in person at the Annual Meeting or any adjournment thereof.


                    PRINCIPAL HOLDERS OF VOTING SECURITIES

     As of March 2, 2001, no individual or corporation owned beneficially, directly or indirectly, more than 5% of the Corporation's voting securities. As of March 2, 2001, the First Farmers and Merchants National Bank of Columbia (the "Bank"), the Corporation's subsidiary, held in a fiduciary capacity as trustee, personal representative, agent or otherwise, 297,105 shares or approximately 10.2% of the Corporation's outstanding Common Stock, and has the sole right to vote all of these shares. The trust shares will be voted in a manner consistent with the best interests of the beneficiaries as determined by the Bank as fiduciary.

     The following tabulation sets forth the amount and percentage of the Corporation Common Stock owned beneficially (as determined in accordance with the rules and regulations of the Securities and Exchange Commission) as of March 2, 2001, by all directors and executive officers of the Corporation as a group. For tabulation of beneficial ownership of Corporation by individual directors, see ELECTION OF DIRECTORS.

     Number of shares owned Beneficially               Percentage of
     by Directors and Executive Officers               Common Stock
     as a Group (a total of 19 persons)                2,920,000 shares
     ____________________________________              ________________
             375,030                                         12.8


                             ELECTION OF DIRECTORS

     At the meeting, sixteen (16) nominees will be proposed for election as directors to serve until the next Annual Meeting of Stockholders or until their successors are qualified and elected. The Corporation's Bylaws provide in Article III, Section 2, that there shall be at least five (5) and not more than twenty-five (25) Directors. The Board of Directors believes it advisable that there be sixteen (16) Directors of the Corporation at this time. Proxies cannot be voted for a greater number than sixteen (16) nominees.

    The Board of Directors proposes the election of the nominees listed to serve until the next Annual Meeting or until their successors are duly qualified and elected. Fifteen of the nominees are presently serving as Directors. Mr. Flavius Barker, who is a present member of the Board, has attained mandatory retirement age. The new proposed Director is Dr. David S. Williams.

     Dr. Williams is a native of Saint Louis, Missouri, and received his bachelor's degree from Vanderbilt University, Doctor of Dental Surgery degree from the University of Tennessee College of Dentistry and Master of Science degree from Saint Louis University Graduate Orthodontic Department. Dr. Williams resides in Columbia with his wife Nanette and their three children and has been in private practice in Columbia since 1976. He is a past president of the Saint Louis University Orthodontic Alumni Association, board member from Tennessee for the Southern Association of Orthodontists Board of Directors, board member and president of the Tennessee Association of Orthodontists and Orthodontic Consultant to the Tennessee Board of Dentistry. He is currently serving as a board member for the Charles H. Tweed International Foundation for Education and Research, Secretary-Treasurer of the Southern Association of Orthodontists and Secretary-Treasurer of the Tennessee Association of Orthodontists. Active in the First United Methodist Church in Columbia, Dr. Williams is a past member of the Administrative Board. Dr. Williams also serves on the Advisory Board for First Farmers and Merchants National Bank.

     Unless contrary instructions are received, it is intended that the shares represented by proxies solicited by the Board of Directors will be voted in favor of the election as Directors of all of the nominees named. If for any reason any one of such nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors of the Corporation may propose. The Board of Directors has no reason to expect that any of these nominees will fail to be candidates at the meeting, and, therefore, does not at this time have any substitute nominee under consideration. The names and certain information relating to the sixteen (16) nominees set forth below has been furnished to the Corporation by the individuals named.

     The following information is furnished with respect to the nominees on the next two pages:

                                  Position       Position                 Business
                                  and Office     and Office    Director   Experience                                       %
                                  Held with      Held with     of Bank    During Last                      3/02/01    1   of
       Name               Age     Corporation    Bank          Since      Five (5) Years                                  Class
Kenneth A. Abercrombie    58      Director       Director      1988      President, Loretto Casket Co.,Inc.  2,400         0.082%

James L. Bailey, Jr.      58      Director       Director      1973      Pharmacist                          8,544         0.293%

Flavius A. Barker         70      Director       Director      1996      President, Tennessee Farm             518    2    0.018%
(Retires 4/17/01)                                                            Bureau Federation

Hulet M. Chaney           56      Director       Director      1997      CEO, Tennessee Farmers              6,818    3    0.233%
                                                                             Insurance Companies

H. Terry Cook, Jr.        60      Director       Director      1980      President, Cook Properties, Inc.   25,363    4    0.869%

W. J. Davis, Jr.          54      Director       Director      1982      Chairman and CEO, Davis            81,801    5    2.801%
                                                                             Group, Inc.

Tom Napier Gordon         49      Director       Director      1986      Managing Partner, Gordon           68,324    6    2.340%
                                                                             Brothers Properties

Edwin W. Halliday         68      Director       Director      1974      Farmer                              8,448    7    0.289%

Dr. O. Rebecca Hawkins    60      Director       Director      1999      President, Columbia State             400         0.014%
                                                                             Community College

Waymon L. Hickman         66      Director       Director      1967      Chairman and CEO of the            70,808    8    2.425%
                                    Chairman       Chairman                  Corporation and Bank
                                    and CEO        and CEO

Dr. Joseph W. Remke, III  50      Director       Director      1999      Optometrist                         2,600         0.089%

T. Randy Stevens          49      Director,      Director,     1991      President and COO of the           36,400    9    1.247%
                                    President      President                 Corporation and Bank
                                    and COO        and COO

John P. Tomlinson III     50      Director,      Director,     2000      Senior Executive V.P. of the        7,217   10    0.247%
                                    Senior         Senior                    Corporation and Bank
                                    Executive      Executive
                                    V.P.           V.P.

Dan C. Wheeler            58      Director       Director      1993      Commissioner TN Department          6,634   11    0.227%
                                                                             of Agriculture

Dr. David S. Williams     54                                             Orthodontist                        2,400         0.082%
(Nominated to
 replace retiree)

David I. Wise             69      Director       Director      1967      Senior Executive Vice President    43,133   12    1.477%
                                                                             of the Bank Retired

W. Donald Wright          61      Director       Director      1992      Pharmacist                          1,016         0.034%
                                                                                                           _______        _______
                                                                                                           372,824        12.768%
                                                                                                           _______        _______
                                                                                                           _______        _______

                                     Footnotes
                                     _________
[FN]
<F1>
 /1     Unless otherwise indicated, all shares are owned of record.
<F2>
 /2     518 shares are registered to Flavius A. Barker or Naomi
        Barker, Mr. Barker's wife.
<F3>
 /3 4,180 shares are registered to Hulet M. Chaney and Joyce A. Chaney, Mr. Chaney's wife.
<F4>
 /4     8,354 shares are registered to Griffitha G. Cook, Mr. Cook's wife.
<F5>
 /5 12,995 shares are registered to Wayne Pressnell Testamentary Trust number one.

        1,600 shares are registered to Estate of W. J. Davis, Sr.

        13,010 shares are registered to Winfred J. Davis & Starling Pressnell Davis, Co-Trustees.

        16,651 shares are registered to W. J. Davis, Jr., Trustee, the Davis
        Group

        640 shares are registered to Mrs. W. J. Davis.

        205 shares are registered to Davis Radio Corp.

        200 shares are registered to Maury Historic Development
<F6>
 /6 9,060 shares are registered to Thomas Napier Gordon, Jr., minor son of Mr. Gordon.

        9,060 shares are registered to Edward Bradshaw Gordon, minor son of Mr. Gordon.

        400 shares are registered to Teri Hasenour Gordon, wife
        of Mr. Gordon.
<F7>
 /7     7,280 shares are registered to Polly Ann Halliday, Mr. Halliday's wife.
<F8>
 /8 38,044 shares are registered to Waymon L. Hickman and Carey B. Hickman, Mr. Hickman's wife, joint tenants.
<F9>
 /9 400 shares are registered to T. Randy Stevens, custodian for Branson James Stevens.

        12,000 shares are registered to Leesa M. Stevens, Mr. Stevens' wife.
<F10>
/10     50 shares are registered to Teresa J. Beck, wife of Mr. Tomlinson.
<F11>
/11     1,100 shares are registered to Mary Carol Wheeler, wife of Mr. Wheeler.
<F12>
/12     2,000 shares are registered to Mary Neil P. Wise, wife of Mr. Wise.

        6,750 shares are registered to David I. Wise 1999 Charitable Remainder Annuity Trust.

        6,887 shares are registered to David I. Wise 1999 Charitable Lead Trust.

                           COMMITTEES OF THE BOARD

     There are no standing committees of the Board of Directors of the Corporation. The Board of Directors of the Corporation met four (4) times during 2000.

     The Board of Directors of the Bank has designated seven (7) standing committees. They are as follows:

                  Audit/Compliance/CRA Committee (5 members)
                       Compensation Committee (7 members)
           Deferred Profit Sharing Benefit Committee (5 members)
                      Executive Committee (7 members)
                        Trust Committee (5 members)
                  Risk Management Committee (7 members)
                Business Development Committee (11 members)


Audit/Compliance/CRA Committee
______________________________

     Functions: The Committee provides assistance to the Board of Directors in fulfilling their responsibility to the shareholders and potential shareholders relating to accounting procedures, reporting practices, regulatory compliance and quality, and integrity of the financial reports of the Bank. The Committee is composed of directors who are independent of the management of the Bank, as defined by the New York Stock Exchange, and are free of any relationship that, in the opinion of the Board of Directors or Stockholders, would interfere with their exercise of independent judgment as a committee member. Refer to the Audit/Compliance/CRA Committee Report on pages 14 through 15.

     Number of 2000 meetings:  12

     Membership: The Committee membership is made up of five (5) directors who are not officers of the Bank. They are W. Donald Wright, Chairman, James
L. Bailey, Jr., Edwin W. Halliday, Dan C. Wheeler, and Dr. O. Rebecca Hawkins.


Compensation Committee
______________________

     Functions: The Committee recommends to the Board of Directors fees for board meetings and fees for committee meetings for directors. The Committee reviews, evaluates and recommends to the Boards of the Corporation and the Bank officers' compensation program and deferred profit sharing contributions for all eligible employees. See Compensation Committee Report on executive compensation on pages 9 through 11.

     Number of 2000 meetings:  3

     Membership: The membership of the Committee is made up of one (1) director who is an officer of the Corporation and of the Bank and six (6) directors who are not officers of the Corporation or the Bank. They are H. Terry Cook, Jr., Chairman, Kenneth A. Abercrombie, Hulet M. Chaney, W. J. Davis, Jr., Dan C. Wheeler, W. Donald Wright, and Waymon L. Hickman.


Deferred Profit Sharing Benefit Committee
_________________________________________

     Functions: The Committee determines the eligibility of employees to participate in the Profit Sharing Plan. It supervises records pertaining to continuity of service and acts on applications for retirement benefits, applications for leaves of absence, and requests for distribution of participants' accounts. The Committee is also responsible for preparing annual reports and financial statements, disclosing benefits to participants, and reporting to the IRS and the Department of Labor.


     Number of 2000 meetings: 1

     Membership: The membership of the Committee is made up of one (1) director who is an officer of the Corporation and the Bank, two (2) directors who are not officers of the Corporation or the Bank, one (1) advisory director who is not a director of the Corporation or the Bank, and one (1) employee who is not a director of the Corporation or the Bank. They are T. Randy Stevens, Chairman, Tom Napier Gordon, Flavius A. Barker, Bobby Sands (Advisory), and Amy B. Slagle (Employee).


Executive Committee
___________________

     Functions: The Committee reviews and recommends to the Board of Directors for its approval selected actions with regard to the general direction and conduct of the Corporation and the Bank. The Committee acts on loan applications and reviews overdrafts, cash items, loans, lines of credit, and loan reviews in accordance with Bank's policies which have been approved by the Board of Directors.

     Number of 2000 meetings:  45

     Membership: The membership of the Committee is made up of two (2) directors who are officers of the Corporation and the Bank, four (4) other directors, none of whom is an officer of the Corporation or the Bank and one
(1) Honorary Director of the Bank, who is not an officer of the Corporation or the Bank. They are Waymon L. Hickman, Chairman, Virgil H. Moore, Jr., Honorary Chairman, James L. Bailey, Jr., H. Terry Cook, Jr., Edwin W. Halliday, T. Randy Stevens, and David I. Wise.

Trust Committee
_______________


     Functions: The Committee supervises the operations of the Trust Department to ensure proper exercise of the fiduciary powers of the bank.


     Number of 2000 meetings: 12

     Membership: The membership of the Committee is made up of two (2) directors who are officers of the Corporation and the Bank and three (3) directors who are not officers of the Corporation or the Bank. They are Waymon L. Hickman, Chairman, T. Randy Stevens, Vice Chairman, H. Terry Cook, Jr., Tom Napier Gordon, and Hulet M. Chaney.



Risk Management Committee
_________________________


     Functions: The purpose of the Committee is to study areas of risk within the bank with emphasis on insurance coverage and bonding requirements.


     Number of 2000 meetings:  1


     Membership: The membership of the Committee is made up of one (1) director who is an officer of the Corporation and the Bank, five (5) directors who are not officers of the Corporation or the Bank and one (1) Advisory Director of the Bank. They are T. Randy Stevens, Chairman, Flavius A. Barker,
W. J. Davis, Jr., Dr. Joseph W. Remke, III, David I. Wise, Dan C. Wheeler and Clarence A. Powell, (Advisory). John P. Tomlinson, III serves as Secretary of the Committee.



Business Development Committee
______________________________


     Functions: The purpose of the Committee is to oversee and advise bank management in the development and execution of its marketing and business development plans.


     Number of 2000 meetings:  1


     Membership: The membership of the Committee is made up of two (2) directors who are officers of the Corporation and the Bank, five (5) directors who are not officers of the Corporation or the Bank, and four (4) advisory directors of the bank. They are W. J. Davis, Jr., Chairman, Kenneth Abercrombie, Dr. O. Rebecca Hawkins, Waymon L. Hickman, Dr. Joseph W.
Remke, III, T. Randy Stevens, W. Donald Wright, Dr. Charles A. Ball (Advisory), Dr. H. Pitts Hinson (Advisory), and Christa S. Martin (Advisory). Kim M. Doddridge serves as Committee Coordinator.

Director Attendance
___________________

     During fiscal year 2000, there were four (4) meetings of the Board of Directors of the Corporation and thirteen (13) meetings of the Board of Directors of the Bank. Each member of the Board, attended at least 75% of the aggregate meetings of the Boards and committees of which they were members with the exception of one director who attended an aggregate of 68% of the Board meetings and Committee meetings to which he was assigned.



                    COMPENSATION OF DIRECTORS AND OFFICERS

     During the fiscal year 2000 each director and officer of the Corporation received an annual retainer of $1,500.00 and was paid a fee of $425.00 for each Board meeting attended up to four meetings. Each Active Bank Director received $425.00 for each Bank Board of Directors' meeting attended. Each Honorary Bank Director received $400.00 for each Bank Board of Directors' meeting attended. Each Bank Advisory Director received $250.00 for each Bank Board of Directors' meeting attended. Each member of the Bank's Executive Committee received a $6,250.00 annual retainer. Each Active, Honorary and Advisory Bank Director (excluding salaried officers) received $200.00 for attendance at any scheduled or officially called Committee meeting of any standing or specially appointed committee. Active Corporation and Bank Directors may defer fees payable to them under the Corporation's and Bank's Directors Deferred Compensation Plans. During the fiscal year 2000, the Corporation and the Bank paid total cash directors' fees of $124,800.00, and directors' fees were deferred in the amount of $155,915.00.


          COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Introduction

     Decisions on compensation of the Bank's executives are made by the seven member Compensation Committee of the Board. The Compensation Committee believes that the actions of each executive officer have the potential to impact the short-term and long-term profitability of the Corporation and the Bank. Consequently, the Compensation Committee places considerable importance on its task of designing and administering an executive compensation program.

     The Bank has an executive compensation program that is focused on Corporation shareholder value and the overall performance of the Corporation and the Bank. The two main components of the executive compensation program are base salary and bonus.


Compensation

     The Compensation Committee's executive compensation program is designed to provide competitive levels of compensation that are integrated with the Corporation's and Bank's annual and long-term goals. Executive compensation is reviewed by the Committee relative to peer group executive compensation based on national and state survey information. The peer group used from the national and state surveys utilized institutions in the asset size range from $500,000,000 to $750,000,000. The national survey also includes data on adjoining states.

     The Compensation Committee approved cash compensation opportunities for executive officers in 2000 that are consistent with the Compensation Committee's executive compensation program.


Base Salary

     Base salary represents a fixed labor cost and is designed so that senior management receives acceptable salaries, thereby helping the Corporation and Bank keep the talent needed to meet the challenges in the financial service industry. Many factors are included in determining base salaries, such as the responsibilities borne by the executive officer, the scope of the position, length of service with the Corporation and Bank; and individual performance; and what companies in the Peer Group are paying for similar positions. The Compensation Committee believes that executive officer base salaries should be slightly above the median of a market-competitive range. Salaries are reviewed annually.


Bonus

     The second component in the executive compensation program is a bonus plan. Certain strategic goals from the Corporation and the Bank's strategic plan and financial budget are allocated points relating to goal achievement. Achievement of all the listed goals would have been a bonus of 25% of base salaries to all senior officers. Progress towards these goals was graded as well as individual performance. During fiscal year 2000, a bonus of 12.6% was paid to eight senior officers and a bonus of 25.2% was paid to the Chief Executive Officer. Executive officers received bonus payments as follows:
Waymon L. Hickman - $47,977, T. Randy Stevens - $14,251, and John P. Tomlinson, III - $10,776 (see Summary Compensation Table on page 12).


Chief Executive Officer Compensation

     The executive compensation program described above is applied in setting Mr. Hickman's compensation. Mr. Hickman participates in the same executive compensation program available to the other executive officers. The Compensation Committee reviews the executive compensation program in relationship to the performance of the Corporation's net income and stock value. Net income for the Corporation and the Bank totaled $8,326,000 for fiscal year 2000, representing a 10.5% increase above the previous year.
Stock value increased from $55.00 per share at December 31, 1999 to $58.00 per share at December 31, 2000 representing a $3.00 per share increase. The increase represents an annualized gain of 5.5%, plus $.76 per share in cash dividends declared in 2000. Based upon these and other factors the 2000 cash compensation of Mr. Hickman was $266,392. Mr. Hickman had a base salary of $212,100 which is slightly above the median salary in comparison to his peers in the national and state surveys indicated above. Mr. Hickman earned a bonus in the amount of $47,977 that was based on the Corporation's financial results in 2000.

Conclusion

     The Compensation Committee believes that this mix of market-based salaries and bonus represents a balance that will motivate the management team to continue to produce strong returns. The Compensation Committee further believes this program strikes an appropriate balance between the interests and needs of the Corporation and the Bank in operating its business.

     Submitted by the Compensation Committee of the Company's Board of Directors.

                         H. Terry Cook, Jr., Chairman
                         Kenneth A. Abercrombie
                         Hulet M. Chaney
                         W. J. Davis, Jr.
                         Waymon L. Hickman
                         Dan C. Wheeler
                         W. Donald Wright


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


     Messrs. Cook, Abercrombie, Chaney, Davis, Hickman, Wheeler, and Wright served as members of the Compensation Committee throughout 2000. During 2000, the Corporation's bank subsidiary engaged in customary banking transactions and had outstanding loans to certain of the Corporation's and Bank's directors, including Messrs. Cook, Abercrombie, Chaney, Davis, Wheeler, and Wright, and members of the immediate families of such directors and executive officers. Messrs. Cook, Abercrombie, Chaney, Davis, Wheeler, and Wright, their affiliates, families, and companies in which they hold ten percent or more ownership had outstanding loan balances of $352,004 at December 31, 2000. These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. In the opinion of management, these loans do not involve more than the normal risk of collectibility or present other unfavorable features.

                REMUNERATION OF DIRECTORS AND OFFICERS

     The following table sets forth the aggregate remuneration accrued or paid by the Corporation or the Bank during the fiscal years ending December 31, 2000, 1999, and 1998, to the highest compensated officers or directors whose aggregate remuneration exceeds $100,000.00.

                       SUMMARY COMPENSATION TABLE

       Name of Individual                                           Other Annual        All Other
     and Principal Position       Year     Salary/1     Bonus/2    Compensation/3    Compensation/4

         Waymon L. Hickman,       2000     $ 212,100    $ 58,992     $ 25,500         $ 42,681
       Chairman of the Board,     1999       212,100      23,322       24,000           39,946
     Chief Executive Officer &    1998       200,100      19,762       24,000           51,530
           Director of
       Corporation and Bank

         T. Randy Stevens,        2000     $ 126,000    $ 14,251     $ 18,900         $ 21,531
         President,  Chief        1999       123,504       6,191       18,526           13,214
        Operating Officer &       1998       111,600       5,731       16,741           12,250
            Director of
        Corporation and Bank

      John P. Tomlinson, III      2000     $  95,280    $ 10,965     $ 14,320         $  6,709
      Senior Executive Vice       1999        90,720      11,137       17,758              -
     President of Corporation     1998        85,500       4,402       15,827              -
            and Bank

<F13>
/1     Salaries, cash corporation and bank committee fees.
<F14>
/2 Bonus includes executive bonus incentives, group term replacement insurance provided, and use of auto.
<F15>
/3 Other annual compensation is the bank's contribution to the Deferred Profit Sharing Plan. This benefit provided by the Bank does not discriminate in favor of officers and directors and is available generally to all salaried employees.
<F16>
/4 Deferred Salary Continuation Plan, Deferred Corporation and Bank Committee Fees.

     Fees paid to external auditors required to be disclosed were as follows.
             Audit, review of Form 10-Qs, and attestation for
                Internal Controls as required by FDICIA          $79,000
                Information Technology                                 0
                Other                                            $43,000

Shareholder Return

     Set forth below is a graph comparing the yearly change in the cumulative total shareholder return on Corporation Common Stock against the cumulative total return of the S&P Composite-500 Stock Index and the S&P Major Regional Bank Composite Index for the period of six years commencing December 31, 1995 and ending December 31, 2000.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

     The graph displaying the contents of the table below will be mailed to our stockholders.

               VALUE OF $100 INVESTED ON DECEMBER 31, 1995 AT:
                   1995     1996     1997     1998     1999     2000
      FF&M        100.00   120.37   146.47   178.88   216.60   231.41
 Regional Banks   100.00   136.67   205.55   227.17   194.75   248.12
    S&P 500       100.00   122.08   162.80   209.33   253.38   230.25

<F17>
* Assumes that the value of the investment in Common Stock and each index was $100 on December 31, 1995 and that all dividends were reinvested.

                          DEFERRED PROFIT SHARING PLAN

     The Bank has a Deferred Profit Sharing Plan and Trust which has been approved by the Internal Revenue Service for deferral of income taxation. The plan includes all eligible employees. All employees who attain age twenty (20) years, and who complete one (1) year of service with the Bank are eligible to participate. Participants receive a vested percentage of 25% after two (2) years of service and 15% each year thereafter until 100% vested at the end of seven (7) years of participation in the plan. The Bank's contribution to the Plan and Trust is determined by the annual performance of the Bank and is subject to approval by the Board of Directors of the Bank annually. The aggregate amount placed in Trust for the two hundred-fifteen (215) participants during fiscal year 2000 was $874,565. On December 31, 2000, the total ending value of Mr. Waymon L. Hickman's account in the Profit Sharing Plan was $2,117,626. Mr. T. Randy Stevens' account was $802,758, and Mr. John
P. Tomlinson's account was $745,514.

                         Deferred Profit Sharing Plan
                         ____________________________

          Years of Service                 Amount Vested
          ________________               __________________
                1                         No Participation
          More than 1 but
            Less than 2                            0%
                2                                 25%
                3                                 40%
                4                                 55%
                5                                 70%
                6                                 85%
                7                                100%


               REPORT OF THE AUDIT/COMPLIANCE/CRA COMMITTEE

     The following Report of the Audit/Compliance/CRA Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference in to any other Corporation filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Corporation specifically incorporates this Report by reference therein.

     During fiscal 2000, the Audit/Compliance/CRA Committee of the Board of Directors developed a charter for the Committee, which was approved by the full Board on August 15, 2000. The complete text of the new charter, which reflects standards set forth in new SEC regulations, is reproduced in the appendix to this proxy statement.

     As set forth in more detail in the charter, the Audit/Compliance/CRA Committee's primary responsibilities fall into three broad categories:

     - The Committee is charged with monitoring the preparation of quarterly and annual financial reports prepared by the management of First Farmers and Merchants Corporation and its wholly owned subsidiary, First Farmers and Merchants National Bank. The Committee's monitoring includes discussing with management and external auditors draft annual financial statements and key accounting and reporting matters.

     - The Committee is responsible for matters concerning the relationship between the Corporation and its wholly owned subsidiary and its external auditors. This relationship includes recommending the appointment or removal of external auditors; reviewing the scope of their audit services and related fees, as well as any other services being provided; and determining whether the external auditors are independent.

     - The Committee oversees management's implementation of effective systems of internal controls, including the review of the activities and recommendations of the Bank's internal auditing program.

     The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Committee met twelve times during fiscal 2000.

     In overseeing the preparation of the Corporation and its wholly owned subsidiary's financial statements, the Committee met with both management and external auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles. The Committee discussed the statements with both management and the external auditors. The Committee's review included discussion with the external auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

     The Committee continued to monitor the scope and adequacy of the internal auditing program, including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate.

     On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the audited financial statements of First Farmers and Merchants Corporation and its wholly owned subsidiary, First Farmers and Merchants National Bank, in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Submitted by the Audit/Compliance/CRA Committee of the Company's Board of Directors.
                            W. D. Wright, Chairman
                            J. L. Bailey, Jr.
                            E. W. Halliday
                            Dr. O. R. Hawkins
                            D. C. Wheeler

                     CERTIFIED PUBLIC ACCOUNTING FIRM

     Upon the recommendation of the Audit Committee of the Bank, the firm of Kraft Bros., Esstman, Patton & Harrell, PLLC has been selected by the Board of Directors of both the Corporation and the Bank to serve as principal accountants for the Corporation and the Bank for the current year. The firm of Kraft Bros., Esstman, Patton & Harrell, PLLC and its predecessors has served as principal accountants for more than 39 years. A representative of the firm will be present at the stockholders meeting and will have the opportunity to make a statement if he/she so desires.



                               OTHER MATTERS

     As of the date of this Proxy Statement, the management of the Corporation 3 and the Bank knows of no other business that will be presented at this meeting.



           ITEMS OF BUSINESS FOR 2002 ANNUAL MEETING OF STOCKHOLDERS

     Any proposals by stockholders to be included in the Proxy Statement and Proxy for consideration at the next Annual Meeting of Stockholders must be received by management at 816 South Garden Street, Columbia, Tennessee 38402-1148, no later than November 30, 2001.



                              ANNUAL REPORTS

     The annual report of the Corporation to stockholders for the calendar year 2000 is enclosed, but is not intended to be part of this Proxy Statement.


     COPIES OF THE CORPORATION'S ANNUAL REPORT TO SECURITIES AND EXCHANGE COMMISSION (FORM 10-K) WILL BE MAILED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST MADE TO: PATRICIA N. MCCLANAHAN, TREASURER, FIRST FARMERS AND MERCHANTS CORPORATION, P. O. BOX 1148, COLUMBIA, TENNESSEE 38402-1148.

     By the order of the Board of Directors



                                   Martha M. McKennon
                                   Secretary


March 26, 2001

                                   APPENDIX


                First Farmers and Merchants National Bank
                Charter and Powers of the Audit Committee


Organization

There shall be a committee of the Board of Directors to be known as the Audit/Compliance/CRA Committee. This committee shall be composed of directors who are independent of the management of the Bank and are free of any relationship that, in the opinion of the Board of Directors or Stockholders, would interfere with their exercise of independent judgment as a committee member.


Statement of Policy

The Audit/Compliance/CRA Committee shall provide assistance to the Board of Directors in fulfilling their responsibility to the shareholders and potential shareholders relating to accounting procedures, reporting practices, regulatory compliance and quality and integrity of the financial reports of the Bank. In so doing, it is the responsibility of the Audit/Compliance/CRA Committee to maintain free and open means of communication between directors, independent auditors, internal auditors, compliance personnel, financial management, officers and employees of the Bank.


Responsibilities

The Committee's duties include basic oversight responsibilities to ensure to the Directors and shareholders that the accounting and reporting practices of the Bank are of the highest quality. In addition, their responsibility is to serve in a capacity which will provide efficiency and control in a changing and dynamic environment.

In carrying out these responsibilities, the Audit/Compliance/CRA Committee will:

- Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Bank.

- Meet with the independent auditors and financial management of the Bank to review the scope of the proposed audit for the current year, review the audit procedures to be utilized in order to attain the scope, review the results of the audit once it has been performed and ascertain that deficiencies or inadequacies noted by the external auditors or disagreements with management have been resolved.

- Review with the independent auditors, the internal auditor, the compliance officer and financial management, the adequacy and effectiveness of the accounting and financial controls of the Bank, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review the Bank's policy statements to determine their adequacy.

- Monitor the internal audit function of the Bank including their independence and authority of their reporting obligations.

- Approve the adequacy of the proposed audit plan as presented by the internal auditor for the coming year and monitor the variances from this plan when needed.

- Review with the Internal Auditor, the findings and recommendations for improvement in areas of the Bank which have been reviewed by the internal audit staff. Ascertain that these weaknesses are improved to an acceptable level.

- Engage outside professionals to conduct auditing procedures on areas of the Bank which do not receive adequate, internally performed coverage.

- Review with the Compliance Officer issues involving the training of Bank personnel and implementation of regulatory compliance requirements.

- Submit the minutes of all meetings of the committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

- Investigate any matter brought to its attention involving illegal or improper action with the power to retain outside counsel for this purpose.

- Review and concur in the appointment, replacement, reassignment, or dismissal of the Internal Auditor, Compliance Officer or outside group or individual retained for the purpose of expressing an opinion on the adequacy of any area of the Bank's internal control structure or financial reporting procedures.

-   Review and update the Committee's Charter annually.